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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 15, 2001.
                                                       -----------------


                 Oakwood Mortgage Investors Inc OMI Trust 2001-E
                ------------------------------------------------
              (Exact name of registrant as specified in charter)


     North Carolina                    applied for              applied for
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                   File Number)          Identification No.)

 c/o JPMorgan Chase
 Attention:  Craig Kantor
 450 West 33/rd/ Street 14/th/ floor
 New York, NY                                                         10001
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code (212) 946-3651
                                                         ----------------

================================================================================
         (Former name or former address, if changed since last report.)
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                               OMI Trust 2001-E

                                   Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     OMI Trust 2001-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on December 15, 2001. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits

          20.1 Monthly Remittance Report relating to the Distribution Date occurring on December 15, 2001.

Item 8.   Change in Fiscal Year.

          Not Applicable.
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                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         OMI TRUST 2001-E, Registrant



                         By:  Oakwood Acceptance Corporation,
                              as servicer
December 23, 2001

                              Douglas R. Muir
                              Vice President

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                                 INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                               Numbered Pages
                                                            -------------------

20.1 Monthly Remittance Report relating to Distribution
     Date occurring on December 15, 2001.......................................